                                                                   EXHIBIT 10.60

                     AMENDMENT NO. 1 TO PURCHASE AGREEMENT


          AMENDMENT NO. 1, dated as of March 2, 1998 (the "Amendment"), to
                                                           ---------
Purchase Agreement (the "Purchase Agreement"), dated as of January 20, 1998, by
                         ------------------
and among Coinmach Corporation, a Delaware corporation ("Buyer"), Matthew A.
                                                         -----
Spagat ("Spagat"), Jerome P. Seiden ("Seiden"), Macke Laundry Service Midwest
         ------                       ------
Limited Partnership, a Delaware limited partnership ("Macke Midwest"), JPS
                                                      -------------
Laundry, Inc., a Delaware corporation ("JPS"), Macke Laundry Service, Inc., a
                                        ---
Delaware corporation ("MLS"), Coin Controlled Washers, Inc., an Illinois
                       ---
corporation ("CCW"), Macke Laundry Service-Central Limited Partnership, an
              ---
Indiana limited partnership ("Central"), Macke Services-Texas, Inc., a Illinois
                              -------
corporation ("Texas"), Superior Coin, Inc., an Illinois corporation ("Coin"),
              -----                                                   ----
Superior Coin II, Inc., an Illinois corporation ("Coin II") and Advance/Macke
                                                  -------
Domestic Machines, Inc., an Illinois corporation ("Advance" and, together with
                                                   -------
Macke Midwest, JPS, MLS, Spagat, CCW, Central, Texas, Coin and Coin II, the "Sellers" and, individually, a "Seller"). Capitalized terms used and not
--------                        ------
otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

          WHEREAS, Buyer, Sellers and Seiden desire to amend certain provisions of the Purchase Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Amendments To Purchase Agreement.
                 --------------------------------

          The Purchase Agreement is hereby amended as hereinafter provided in this Section 1, effective as of March 2, 1998.

          1.1. Amendment to Article 1 of the Purchase Agreement.
               ------------------------------------------------

          (a) The definition of "Purchased Assets" is hereby amended by deleting clause (i) in its entirety and substituting in its place the following:

               "(i) Machines and Parts, including, without limitation, Machines and Parts located at or used in the Condominium Properties;"

          (b) The definition of "Purchased Assets" shall be further amended by deleting clause (ix) in its entirety and substituting in its place the following:

               "(ix) all Fixtures and Equipment (except Fixtures and Equipment that relate solely to Excluded Assets or constitute Excluded Assets other than the Condominium
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          Properties), and all furniture, fixtures, furnishings, machinery
          (including the Machines and Parts) and equipment located in, at or upon the Condominium Properties as of the Balance Sheet Date after giving effect to all additions, replacements or deletions since the Balance Sheet Date in the ordinary course of the Business;"

          (c) The definition of "Consent" is hereby amended by deleting such definition its entirety and substituting in its place the following:

               ""Consent" shall mean a consent or waiver by a Consenting Party
                 -------
          to an assignment or similar transfer or conveyance to Buyer of a Contract, in either case, required by the terms of such Contract in connection with the transactions contemplated by this Agreement."

          (d) The definition of "Location" is hereby amended by deleting such definition its entirety and substituting in its place the following:

               ""Location" shall mean a laundry room or similar location at
                 --------
          which one or more On-Location Machines are installed pursuant to (except in the case of the Condominium Properties) a Location Contract (and all such locations are, collectively, the "Locations")."

          (e) The definition of "On-Location Machines" is hereby amended by deleting such definition its entirety and substituting in its place the following:

               ""On-Location Machines" shall mean approximately 202,000 coin-
                 --------------------
          operated washing machines and dryers installed at Locations, as of December 31, 1997, and (except in the case of Machines at Condominium Properties) subject to written or oral Location Contracts."

          1.2. Amendment to Article 2 of the Purchase Agreement.
               ------------------------------------------------

          (a) Section 2.2 of the Purchase Agreement is hereby amended by deleting clause (a) in its entirety and substituting in its place the following:

               "(a) Upon the terms and subject to the conditions contained herein, on the Closing Date, Buyer shall pay to Sellers for the sale, transfer, assignment, conveyance and delivery of the MLSLP Partnership Interests, the MAS Stock and the Purchased Assets an aggregate amount (the "Purchase Price") equal to Two Hundred and Thirteen Million Two
                --------------
          Hundred Sixty-Seven Thousand Dollars ($213,267,118.00), a portion of which (the "Purchase Price Deposit") in an amount equal to
                      ----------------------

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          Five Million Dollars ($5,000,000.00) shall be deposited by Buyer on the date hereof into an escrow account maintained with the Escrow Agent on behalf of Sellers, Seiden and Buyer in accordance with the terms and conditions of an escrow agreement, dated the date hereof, by and among the Escrow Agent, Sellers, Seiden and Buyer substantially in the form of Exhibit "B" attached hereto (the "Escrow Agreement")."
                                                        ----------------

          1.3. Amendments to Purchase Agreement in respect of the Transferred
               --------------------------------------------------------------
Affiliated Assets.
-----------------

               Sellers, Seiden and Buyer hereby agree and acknowledge that:

          (a)  the term "Affiliated Assets" means the Purchased Assets which are
                         -----------------
the subject of the Assignment and Assumption Agreement dated as of the date hereof, by and among MLSLP, as assignee, and Macke Laundry Service-Cleveland, Inc., Macke Midwest and MLS, as assignors (collectively, the "Affiliated
                                                              ----------
Sellers");

          (b) the Purchased Assets shall include and be deemed to incorporate each and every of the Affiliated Assets for all purposes in the Purchase Agreement, including, without limitation (i) the representations and warranties made by Sellers and Seiden in Article 4 of the Purchase Agreement, and (ii) the conditions to Buyer's obligations set forth in Article 8 of the Purchase Agreement;

          (c) Section 11.3(a) of the Purchase Agreement is hereby amended as necessary in order for clause (iv) of the first sentence thereof to include the failure of any Macke Entity to perform any of its obligations under any of the arrangements contemplated by or entered into pursuant to Section 3.2(c) of the Purchase Agreement and the failure of any Affiliated Seller to perform any of its obligations under any of the arrangements contemplated by or entered into pursuant the Assignment Agreement; and

          (d) any and all liabilities and obligations of the Affiliated Sellers not expressly assumed by Buyer in the Purchase Agreement and the Assignment and Assumption Agreement dated as of March 2, 1998, between Buyer, Sellers and Seiden, shall be Retained Liabilities of Seller and Seiden.

     Section 2.  Miscellaneous Provisions.
                 ------------------------

          2.1 Except as herein expressly amended, the Purchase Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

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          2.2  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          2.3 THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

          2.4 This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Purchase Agreement. All terms, provisions, covenants, representation, warranties, agreements and conditions contained in the Purchase Agreement, as amended hereby, shall remain in full force and effect.


                          [SIGNATURE PAGES TO FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their respective behalves, by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        COINMACH CORPORATION

                                             /s/ STEPHEN R. KERRIGAN
                                        By: __________________________
                                            Name: Stephen R. Kerrigan
                                            Title: Chief Executive Officer


                                        COIN CONTROLLED WASHERS, INC.,

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President


                                        MACKE LAUNDRY SERVICE-CENTRAL
                                        LIMITED PARTNERSHIP,


                                        By: MACKE LAUNDRY SERVICE -
                                        CLEVELAND, INC.
                                        a general partner

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President


                                        MACKE SERVICES-TEXAS, INC.

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President


                                        SUPERIOR COIN, INC.

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President

                                      -5-
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                                        SUPERIOR COIN II, INC.

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President


                                        ADVANCE MACKE DOMESTIC MACHINES, INC.

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President


                                        MACKE LAUNDRY SERVICE MIDWEST
                                        LIMITED PARTNERSHIP

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: Authorized
                                              Representative


                                        JPS LAUNDRY INC.

                                             /s/ JEROME P. SEIDEN
                                        By: __________________________
                                            Name:  Jerome P. Seiden
                                            Title: President


                                        MACKE LAUNDRY SERVICE, INC.

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President

                                        /s/ MATTHEW A. SPAGAT
                                        ______________________________
                                        Matthew A. Spagat

                                        /s/ JEROME P. SEIDEN
                                        ______________________________
                                        Jerome P. Seiden

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

                                        MACKE LAUNDRY SERVICES LIMITED
                                        PARTNERSHIP


                                        By: MAS LAUNDRY, INC.,
                                            a general partner

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President


                                        MAS LAUNDRY, INC.

                                             /s/ MATTHEW A. SPAGAT
                                        By: __________________________
                                            Name:  Matthew A. Spagat
                                            Title: President

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